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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)...................May 14, 1997
                                                                   ------------

                             THE CENTRIS GROUP, INC.
                             -----------------------
             (Exact name of Registrant as specified in its charter)


                                     0-15196
                                     -------
                            (Commission File Number)


         Delaware                                                 33-0097221
         --------                                                 ----------
(State of Incorporation or Organization)                        (IRS Employer
                                                            Identification No.)


650 Town Center Drive, Suite 1600, Costa Mesa, CA                      92626
-------------------------------------------------                      -----
   (Address of principal executive offices)                          (Zip Code)


                                 (714) 549-1600
                                 --------------
              (Registrant's telephone number, including area code)


                            US FACILITIES CORPORATION
                            -------------------------
          (Former name or former address, if changed since last report)



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                     INFORMATION REQUIRED IN CURRENT REPORT
                     --------------------------------------


Item 5.  Other Events

         At the Annual Meeting of Stockholders of the Registrant held on May 14, 1997, stockholder approval was obtained to amend the Registrant's Restated Certificate of Incorporation to change the name of the Registrant from US FACILITIES CORPORATION to THE CENTRIS GROUP, INC., and to increase the number of authorized common shares from 20,000,000 to 40,000,000 shares. The Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant was thereafter filed on May 14, 1997 with the Secretary of State of Delaware effecting these changes on that date.

         The Registrant has also changed its trading symbol on the New York Stock Exchange from "UF" to "CGE".


Item 7.  Exhibits

         Exhibit 3(i)      Certificate   of  Amendment  to  the  Restated
                           Certificate of Incorporation of Registrant, effective as of May 14, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          US FACILITIES CORPORATION


Date:    May 15, 1997                     By /s/ JOSE A. VELASCO
                                            --------------------
                                            JOSE A. VELASCO
                                            Senior Vice President, Secretary
                                            and General Counsel


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